EXHIBIT 10.28

NINTH AMENDMENT TO

LOAN AGREEMENT

THIS NINTH AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of April 16, 2003 between NVR MORTGAGE FINANCE, INC., a Virginia corporation (“Borrower”), the Lenders party to the Loan Agreement referred to below (“Lenders”), U.S. BANK NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders.

WITNESSETH THAT:

WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of September 7, 1999, as amended by a Consent, Waiver and First Amendment to Loan Agreement dated as of November 19, 1999, a Second Amendment to Loan Agreement and Second Amendment to Pledge and Security Agreement dated as of September 1, 2000, a Third Amendment to Loan Agreement dated as of February 16, 2001, a Fourth Amendment to Loan Agreement dated as of August 31, 2001, a Fifth Amendment to Loan Agreement dated as of November 1, 2001, a Consent, Waiver and Sixth Amendment to Loan Agreement dated as of December 14, 2001, a Seventh Amendment to Loan Agreement dated as of May 17, 2002 and an Eighth Amendment to Loan Agreement dated as of August 15, 2002 (as so amended, the “Loan Agreement”), pursuant to which the Lenders provide the Borrower with a revolving mortgage warehousing credit facility;

WHEREAS, the Borrower has requested that the Lenders increase their Commitment Amounts by the aggregate amount of $25,000,000 and the Lenders have agreed to ratably increase their Commitment Amounts by such amount.

NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Schedule 1.1(a) to the Loan Agreement is hereby amended in its entirety to read as set forth on Exhibit A to this Amendment, which Exhibit A is hereby made a part of the Loan Agreement as Schedule 1.1(a) thereto.

3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of April 16, 2003 (the “Effective Date”), provided the Agent shall have received at least nine (9) counterparts of this Amendment, duly executed by the Borrower and all of the Lenders, and the following conditions are satisfied:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower in Section 5 of the Loan Agreement and Section 5 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

(b) Before and after giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

(c) No material adverse change in the business, assets, financial condition or prospects of the Borrower shall have occurred since December 31, 2002.

(d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

(i) a new Committed Warehousing Promissory Note payable to each Lender (the “New Notes”), each in the amount of its Commitment Amount as increased by this Amendment, each duly executed by the Borrower;

(ii) a copy of resolutions of the Board of Directors of the Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment and the New Notes;

(iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the Bylaws of the Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders; and

(iv) such other documents, instruments and approvals as the Agent may reasonably request.

4. Acknowledgments. The Borrower and each Lender acknowledges that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrower and the Lenders, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment and the New Notes are within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Notes have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity) and (iii) no Events of Default or Default exist.

5. General.

(a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and the New Notes and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the New Notes, which obligations of the Borrower shall survive any termination of the Loan Agreement.

(b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

(c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

(d) This Amendment and the New Notes shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

(e) This Amendment and the New Notes shall be binding upon the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

NVR MORTGAGE FINANCE, INC.

By:	/s/ William J. Inman
Its:	President

U.S. BANK NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Kathleen M. Connor
Its:	Vice President

GUARANTY BANK,
f/k/a Guaranty Federal Bank, F.S.B.

By:	/s/ Carolyn Eskridge
Its:	Senior Vice President

NATIONAL CITY BANK OF KENTUCKY

By:	/s/ Mary Jo Reiss
Its:	Vice President

COMERICA BANK

By:	/s/ Heather D. Hogle
Its:	Assistant Vice President

JPMORGAN CHASE BANK

By:	/s/ Cynthia E. Crites
Its:	Senior Vice President

BANK ONE, NA (MAIN OFFICE CHIGAGO)

By	/s/ Rodney Davis
Its	Associate Director

EXHIBIT A TO

NINTH AMENDMENT

TO LOAN AGREEMENT

SCHEDULE 1.1(a)

Lender	Commitment Amount
U.S. Bank National Association Mortgage Banking Services U.S. Bank Place 800 Nicollet Mall Mail Station BC-MN-H03B Minneapolis, Minnesota 55402 Attention: Kathleen Connor Telephone: 612-973-0306 Telecopy: 612-973-0826	$52,500,000

Guaranty Bank 8333 Douglas, 11th Floor Dallas, Texas 75225 Attention: Stephanie Brown Telephone: 214-360-1940 Telecopy: 214-360-1660	$35,000,000

Bank One, NA 1 Bank One Plaza, 16th Floor Chicago, IL 60670 Attention: Rodney S. Davis Telephone: 312-732-2714 Telecopy: 312-732-6222	$11,667,500

Comerica Bank Comerica Tower at Detroit Center 500 Woodward Avenue Detroit, MI 48226 Attention: Heather D. Hogle Telephone: 313-222-5740 Telecopy: 313-222-9295	$23,332,500

National City Bank of Kentucky 421 W. Market Street Louisville, KY 40202 Attention: Mary Jo Reiss Telephone: 502-581-4197 Telecopy: 502-581-4154	$23,332,500

JPMorgan Chase Bank 707 Travis – 6 CBBN 91 Houston, TX 77002-8091 Attention: Ms. Cynthia E. Crites Telephone: 713-216-4425 Telecopy: 713-216-1567	$29,167,500

TOTAL	$175,000,000

COMMITTED WAREHOUSE PROMISSORY NOTE

$52,500,000.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of U.S. Bank National Association (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of FIFTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($52,500,000.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

COMMITTED WAREHOUSE PROMISSORY NOTE

$35,000,000.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of Guaranty Bank (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

COMMITTED WAREHOUSE PROMISSORY NOTE

$11,667,500.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of Bank One, NA (Main Chicago Office) (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of ELEVEN MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($11,667,500.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

COMMITTED WAREHOUSE PROMISSORY NOTE

$23,332,500.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of Comerica Bank (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of TWENTY-THREE MILLION THREE HUNDRED THIRTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($23,332,500.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

COMMITTED WAREHOUSE PROMISSORY NOTE

$23,332,500.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of National City Bank of Kentucky (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of TWENTY-THREE MILLION THREE HUNDRED THIRTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($23,332,500.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

COMMITTED WAREHOUSE PROMISSORY NOTE

$29,167,500.00	Minneapolis, Minnesota
April 16, 2003

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of JPMorgan Chase Bank (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of TWENTY-NINE MILLION ONE HUNDRED SIXTY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($29,167,500.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This Note amends and restates, but does not constitute payment upon or a novation of, the Committed Warehouse Promissory Note made by the Maker in favor of the Payee and dated the most recent date prior to the date hereof. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President